UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 17, 2005

Ameristar Casinos, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-22494	880304799

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3773 Howard Hughes Parkway, Suite 490S, Las Vegas, Nevada		89109

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(702) 567-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 17, 2005, the stockholders of the Registrant approved an amendment (the “Amendment”) to Section 4.1 of the Ameristar Casinos, Inc. Amended and Restated 1999 Stock Incentive Plan (the “Plan”) to increase the number of shares available to be issued under the Plan from 11,000,000 to 14,000,000 (as such amounts are adjusted to give effect to the 2-for-1 split of the Registrant’s common stock that became effective June 6, 2005). A copy of the Plan, as amended by the Amendment, is filed as Exhibit 10.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(c) The following Exhibit is incorporated herein in its entirety:

Exhibit 10.1 - Ameristar Casinos, Inc. Amended and Restated 1999 Stock Incentive Plan, effective as of June 17, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ameristar Casinos, Inc.
June 22, 2005	By:	Peter C. Walsh
		Name:	Peter C. Walsh
		Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
10.1	Ameristar Casinos, Inc. Amended and Restated 1999 Stock Incentive Plan, effective as of June 17, 2005